Exhibit 99.1

SECURITY GRADE PROTECTIVE SERVICES LTD

FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2016 and 2015

SECURITY GRADE PROTECTIVE SERVICES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Security Grade Protective Services:

We have audited the accompanying balance sheets of Security Grade Protective Services (“the Company”) as of December 31, 2016 and 2015 and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Security Grade Protective Services, as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting.  Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BF Borgers CPA PC

BF Borgers CPA PC
Lakewood, CO
November 8, 2017

SECURITY GRADE PROTECTIVE SERVICES

BALANCE SHEETS

As of December 31, 2016 and 2015

	December 31,	December 31,
	2016	2015
Assets
Current Assets
Cash	$144,786	$37,633
Accounts receivable	99,097	28,908
Costs & Earnings in Excess of Billings	29,250	-
PrePaid Expenses	24,000	2,837
Total Current Assets	297,133	69,378

Vehicles	18,506	5,435
Accumulated depreciation	(3,005)	(181)
Furniture & Fixtures	1,961
Accumulated depreciation	(210)
Net Fixed Assets	17,252	5,254

Other Assets
Security Deposits	3,440	1,212
Total Fixed Assets	3,440	1,212

Total Assets	$317,825	$75,844

Liabilities
Current Liabilities
Accounts Payable	$17,471	$7,773
Accrued Expenses	18,000	15,000
Billings in Excess of Costs	269,529	7,772
Deferred Rent	8,182	-
Payroll Taxes	19,428	33,553
Sales Tax Payable	31,314	17,009
Total Current Liabilities	363,924	81,107
Total Liabilities	363,924	81,107

Members Equity
Retained Earnings (Deficit)	104,500	54,249
Shareholder Draws	(143,490)	(109,763)
Current Year Income	(7,109)	50,251
Total Stockholders’ Deficit	(46,099)	(5,263)
Total Liabilities and Stockholders’ Deficit	$317,825	$75,844

See accompanying notes

SECURITY GRADE PROTECTIVE SERVICES

STATEMENT OF OPERATIONS

For the years ended December 31, 2016 and 2015

	For the Years Ended
	December 31,	December 31,
	2016	2015
Revenues	$1,317,470	$965,373

Cost of Sales	675,406	626,451
Gross Margin	642,064	338,922

Operating Expenses
Advertising and promotion	17,455	26,147
Payroll Expenses	359,671	108,374
General and administrative expenses	248,462	128,431
Sales Commissions	4,085	3,873
Travel and entertainment	16,467	21,750
Depreciation expense	3,034	181
Total Operating Expenses	649,174	288,756

Profit/(Loss) from operations	(7,110)	50,166

Other Income (Expenses)
Other Income	1	85
Total Other Expenses	1	85

Net Profit/(Loss) before Income Taxes	(7,109)	50,251

Income Tax Benefit	-	-

Net Profit/(Loss)	$(7,109)	$50,251

See accompanying notes

SECURITY GRADE PROTECTIVE SERVICES

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the years ended December 31, 2016 and 2015

Total Stockholders’ Equity Balance as of 12-31-14	$54,249
Current Year Income	50,251
Shareholder Draws	(109,763)
Total Stockholders’ Deficit Balance as of 12-31-15	$(5,263)

Current Year Income	(7,109)
Shareholder Draws	(33,727)
Total Stockholders’ Deficit Balance as of 12-31-16	$(46,099)

See accompanying notes

SECURITY GRADE PROTECTIVE SERVICES

STATEMENT OF CASH FLOWS

For the years ended December 31, 2016 and 2015

	For the Years Ended
	December 31,	December 31,
	2016	2015
Cash Flows from Operating Activities
Net Income (Loss)	$(7,109)	$50,251
Adjustment to reconcile net loss from operations:
Depreciation on Fixed Assets	3,034	181
Changes in Operating Assets and Liabilities
Accounts Receivable	(70,189)	22,801
Accounts Payable	17,880	7,773
Billings in Excess of Costs	261,757	7,772
Cost & Earnings in Excess of Billings	(29,250)	-
Prepaid Expenses	(21,163)	(2,837)
Sales Taxes	14,305	17,009
Security Deposit	(2,228)	(1,212)
Accrued Salaries & Taxes	(11,125)	44,084
Net Cash Used in Operating Activities	155,912	145,822

Cash Flows from Investing Activities

Purchases of property and equipment	(15,032)	(5,435)
Net Cash Provided by Investing Activities	(15,032)	(5,435)

Cash Flows from Financing Activities
Members Draws	(33,727)	(109,763)

Net Cash Provided by Financing Activities	(33,727)	(109,763)

Net Increase (Decrease) in Cash	107,153	30,624

Cash at Beginning of Period	37,633	7,009

Cash at End of Period	$144,786	$37,633

See accompanying notes

SECURITY GRADE PROTECTIVE SERVICES

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Grade Protective Services (The “Company”) is a Colorado based company incorporated on January 1, 2015 and offers comprehensive security services nationwide including security consulting, installing security alarms/ CCTV/ access control and implementing monitoring and monitoring systems,

The Company is listed as a provider offering a full suite of security options under one umbrella through a single vendor, including protective services, such as security guards, executive protection specialists, investigations and background checks.

The Company also provides its customer a full-service IT division for information security needs. A summary of significant accounting policies follows:

Recently Issued Accounting Pronouncements

The Company has adopted all recently issued Accounting Standards Updates (“ASU”). The adoption of the recently issued ASUs, including those not yet effective, is not anticipated to have a material effect on the financial position or results of operations of the Company.

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenue and expenses during the reporting period. Significant estimates are used in the determination of the useful lives of property and equipment and percentage of completion accounting. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts. The Company performs ongoing credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance for doubtful accounts based on historical write-off experience, customer specific facts and economic conditions.

SECURITY GRADE PROTECTIVE SERVICES

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Management charges balances off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company determines when receivables are past due or delinquent based on how recently payments have been received. Outstanding account balances are reviewed individually for collectability. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Allowance for doubtful accounts was $0 and $0 at December 31, 2016 and 2015, respectively.

Costs & Earnings in Excess of Billings

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed.

Prepaid Expenses

The Company records purchases made in advance for installation projects as prepaid expenses. The cost is then expensed on the Income Statement as the project is completed.

Security Deposits

The balance of Security Deposits was $3,440 and $1,212 at December 31, 2016 and 2015, respectively. These deposits relate to the office lease for the Company.

Accounts Payable and Accrued Expenses

As of December 31, 2016 and 2015, accounts payable and accrued expenses consisted of the following:

	December 31,
	2016	2015
Accounts Payable	$17,471	$5,000
Accrued Expenses	18,000	15,000
Total	$35,471	$20,000

Billings in Excess of Costs

The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Deferred Rent

Deferred rent is used to account for the rent incentives included in the office lease, on a straight-line basis for the financial statements

Payroll Tax Liability

The payroll tax liabilities include the deductions from employee payroll checks plus the company matching requirements.

SECURITY GRADE PROTECTIVE SERVICES

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Sales Tax Payable

The sales tax payable account includes sales taxes charged to the customer and due to be paid to the various governmental agencies on either a monthly or annual basis.

Revenue Recognition

The Company recognizes revenue when: (1) persuasive evidence of an arrangement exists, (2) the services have been rendered to the customer, (3) the sales price is fixed or determinable and, (4) collectability is reasonably assured. The Company’s revenues are principally derived from providing security monitoring services and security equipment sales and installation to its clientele.

The security monitoring services revenue is generally contracted for on a monthly basis. Revenues associated with these contracted services are recognized under time-based arrangements as services are provided.

Equity

The Company was organized as an LLC in 2014 and converted to an S-Corporation for tax purposes effective 1/1/15. The primary owners are Derek Porter (60%) and David Beckett (40%) effective at inception. Shares were granted at par value.

Expenses

Cost of Sales

The cost of revenue is the total cost incurred to obtain a sale and the cost of the goods or services sold. Cost of revenue primarily consisted of hourly compensation for security installation and monitoring personnel as well as the cost of equipment sales.

Operating Expenses

Operating expenses encompass primarily selling general and administrative expenses and salaries and wages. Selling, general and administrative expenses consist primarily of sales commissions and office-related expenses. Salaries and wages is composed of non-revenue generating employees.

Income Taxes

The Company has elected S corporation status. The Company, with the consent of its stockholders, has elected to be taxed under sections of the federal and state income tax laws, which provide that, in lieu of corporation income taxes, the stockholder is taxed on their proportionate shares of the Company’s taxable income. Therefore, these statements do not include any provision for corporation income taxes. The Company generally distributes the amounts necessary for the stockholder to pay the individual income tax on this income in the form of wages or distributions.

SECURITY GRADE PROTECTIVE SERVICES

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

The Company may also have or begin operations in states that have minimum tax provisions, which would be paid by the Company and included in its financial statements going forward.

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that materially impact the financial statements or related disclosures.

Since tax matters are subject to some degree of uncertainty, there can be no assurance that the Company’s tax returns will not be challenged by the taxing authorities and that the Company or its shareholders (partners) will not be subject to additional tax, penalties, and interest as a result of such challenge.

NOTE 2 – LIQUIDITY

The financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment are capitalized at cost. Major expenditures for improvements and those which substantially increase useful lives are capitalized. Maintenance, repairs, and minor renewals are expensed as paid. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts, and resulting gains or losses are included in income.

Depreciation is provided on a straight-line basis over the estimated useful lives of the property, equipment and vehicles. The estimated useful lives are as follows:

Furniture and Fixtures	5 Years
Computers and Equipment	3 Years
Vehicles	5 Years

Property and equipment, net of accumulated depreciation, consisted of the following at December 31,

	2016	2015
Furniture and fixtures	$1,961	$-
Equipment - vehicles	18,506	5,435
	20,467	5,435
Less accumulated depreciation	(3,215)	(181)
	$17,252	$5,254

Depreciation expense for the years ended December 31, 2016 and 2015 was $3,034 and $181, respectively.

NOTE 4 – REVENUE RECOGNITION

The Company has elected to prepare financial statements on the accrual method of accounting. Revenues on Installation contracts are recognized on the percentage-of-completion method, measured by the percentage of total costs incurred to date to estimated total costs for each contract. This method is used because management considers expended costs to be the best available measure of progress on these contracts.

SECURITY GRADE PROTECTIVE SERVICES

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Contract costs include all direct materials and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. General and administrative expenses are expensed as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

Rendering of services- Security services revenue is recognized when the services are rendered.

NOTE 5 – OPERATING LEASE

The Company leases its administrative offices pursuant to a two-year lease agreement, with the rental term commencing April 1, 2016 and payments for rent commencing June 1, 2016 and the lease and payments expiring on May 31, 2018. Total facility rental expense for 2016 was $21,221. Future minimum payments under the non-cancelable operating lease as of December 31, 2016 are as follows:

Years ending December 31:

2017	$40,615
2018	17,200
Total	$56,610

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Litigation

The Company may be party to various claims, legal actions and complaints arising in the ordinary course of business. In the opinion of management, all matters are of such kind, or involve such amounts, that unfavorable disposition, if any, would not have a material effect on the financial position of the Company.

Advertising

The Company expenses advertising costs as incurred and consist primarily of various forms of media purchased from Internet-based marketers and search engines. Advertising expense for the year ended December 31, 2016 and 2015 was $26,147 and 17,455 respectively.

SECURITY GRADE PROTECTIVE SERVICES

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Fair Value Measurements

The Company determines the fair market value of its financial asset and liabilities, as well as non-financial assets and liabilities that are recognized or disclosed at fair value on a recurring basis, based on the fair value hierarchy established in Accounting Standard Codification (ASC) 820, Fair Value Measurements. ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date, and describes three levels of inputs that may be used to measure fair value

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially that full term of the assets or liabilities

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include items where the determination of fair value requires significant management judgment or estimation.

Management believes the carrying values of the Company’s cash and cash equivalents, receivables, and payables approximate their fair values primarily due to the short maturities of these instruments. Management believes that the carrying value of the Company’s debt and liabilities approximates fair value based on the costs of similar debt instruments available.

NOTE 7 – SUBSEQUENT EVENTS

Date of Management’s Evaluation

Management has evaluated subsequent events through November 8, 2017, the date on which the financial statements were available to be issued.

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